Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Yearly Report Amendment of China Yida Holding, Co. (the "Company") on Form 10-K/A for the year ending December 31, 2011 as filed with the Securities and Exchange Commission (the "Report"), I, Yongxi Lin, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

/s/  Yongxi Lin
Yongxi Lin
Chief Financial Officer and Principal Accounting Officer

Dated: July 26, 2012